UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kansas City Southern

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Online
Go to www.envisionreports.com/KSU or scan
the QR code — login details are located in the
shaded bar below.
Kansas City Southern Annual Meeting Notice
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Important Notice Regarding the Availability of Proxy Materials for the
Kansas City Southern Stockholder Meeting to be Held on May 20, 2021
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting. The
Notice of 2021 Proxy Statement and 2020 Annual Report to stockholders are available at:
www.envisionreports.com/KSU
Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/KSU
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2021 to facilitate timely delivery.
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Kansas City Southern Annual Meeting Notice
The 2021 Annual Meeting of Stockholders of Kansas City Southern will be held on Thursday May 20, 2021, 9:00 a.m., Central Time, virtually via the internet at www.meetingcenter.io/295243793. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is KSU2021.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3:
1. Election of Ten Directors:
01—Lydia I. Beebe
02—Lu M. Córdova
03—Robert J. Druten
04—Antonio O. Garza, Jr.
05—David Garza-Santos
06—Janet H. Kennedy
07—Mitchell J. Krebs
08—Henry J. Maier
09—Thomas A. McDonnell
10—Patrick J. Ottensmeyer
2. Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021.
3. An Advisory vote to approve the 2020 compensation of our named executive officers.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.
Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
— Internet – Go to www.envisionreports.com/KSU. Click Cast Your Vote or Request Materials.
— Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with “Proxy Materials Kansas City Southern” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 10, 2021.